SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): April 20, 2004


                              CIT RV Trust 1997 - A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000 - 23507                                        52 - 6896758
(Commission File Number)                       (IRS Employer Identification No.)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (973) 740-5000



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.                 FINANCIAL STATEMENTS AND EXHIBITS
(C).                    Exhibits

         The following are filed herewith. The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

EXHIBIT NO.             DESCRIPTION
----------              -----------
99.1                    Pool Data Report




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                     By: THE CIT GROUP / SALES FINANCING,
                                         INC., as Servicer

                                     By: /s/ Usama Ashraf
                                         --------------------------------
                                         Name: Usama Ashraf
                                         Title: Vice President

Dated:  21-Apr-2004


                                                CIT RV TRUST 1997-A
                                           Cutoff Date: December 31, 2003

                          The percentages and balances set forth in each of the following tables may not total due to rounding.

                                      GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                  % OF CONTRACT                                    % OF CONTRACT
                              NUMBER OF          POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                           CONTRACTS AS OF     OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
         STATE              CUT-OFF DATE          CUT-OFF DATE          AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
         -----              ------------          ------------          ------------------      ------------------
Alabama                            39                0.89%                   $1,162,644                 1.18%
Alaska                              5                0.11%                      159,437                 0.16%
Arizona                           215                4.91%                    5,397,435                 5.50%
Arkansas                          101                2.31%                    1,669,979                 1.70%
California                        717               16.37%                   15,489,867                15.78%
Colorado                           98                2.24%                    2,333,854                 2.38%
Connecticut                        62                1.42%                      824,746                 0.84%
Delaware                            3                0.07%                       40,195                 0.04%
Florida                           310                7.08%                    7,878,051                 8.03%
Georgia                           122                2.79%                    3,090,047                 3.15%
Hawaii                              2                0.05%                       46,437                 0.05%
Idaho                              25                0.57%                      494,708                 0.50%
Illinois                          109                2.49%                    2,891,727                 2.95%
Indiana                            32                0.73%                      925,825                 0.94%
Iowa                                9                0.21%                      193,249                 0.20%
Kansas                             68                1.55%                    1,345,517                 1.37%
Kentucky                           14                0.32%                      472,599                 0.48%
Louisiana                          56                1.28%                    1,435,762                 1.46%
Maine                              15                0.34%                      275,538                 0.28%
Maryland                           60                1.37%                      928,870                 0.95%
Massachusetts                      85                1.94%                    1,564,227                 1.59%
Michigan                           19                0.43%                      681,999                 0.69%
Minnesota                          11                0.25%                      205,726                 0.21%
Mississippi                        26                0.59%                      637,276                 0.65%
Missouri                          147                3.36%                    2,655,985                 2.71%
Montana                            14                0.32%                      290,467                 0.30%
Nebraska                           10                0.23%                      245,779                 0.25%
Nevada                            102                2.33%                    2,455,167                 2.50%
New Hampshire                      29                0.66%                      566,510                 0.58%
New Jersey                         39                0.89%                      902,748                 0.92%
New Mexico                         44                1.00%                      935,553                 0.95%
New York                          122                2.79%                    2,379,840                 2.42%
North Carolina                     84                1.92%                    1,488,103                 1.52%
North Dakota                        1                0.02%                       32,950                 0.03%
Ohio                               24                0.55%                    1,049,113                 1.07%
Oklahoma                          204                4.66%                    4,294,487                 4.38%
Oregon                            134                3.06%                    2,931,663                 2.99%
Pennsylvania                       47                1.07%                    1,174,304                 1.20%
Puerto Rico                         1                0.02%                       23,190                 0.02%
Rhode Island                       22                0.50%                      419,803                 0.43%
South Carolina                     60                1.37%                    1,098,373                 1.12%
South Dakota                        8                0.18%                      167,763                 0.17%
Tennessee                          49                1.12%                    1,302,670                 1.33%
Texas                             735               16.78%                   16,078,643                16.38%
Utah                               14                0.32%                      237,199                 0.24%
Vermont                             7                0.16%                       87,336                 0.09%
Virginia                           21                0.48%                      906,842                 0.92%
Washington                        221                5.05%                    5,443,146                 5.55%
West Virginia                      11                0.25%                      242,701                 0.25%
Wisconsin                          18                0.41%                      448,624                 0.46%
Wyoming                             5                0.11%                      101,196                 0.10%
Other (2)                           3                0.07%                       31,872                 0.03%
                              --------            ---------                -------------             ---------
                                4,379              100.00%                  $98,137,744               100.00%
                              ========            =========                =============             ==========

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations

                                                         3




                                                   RANGE OF CONTRACT RATES

                                                      % OF CONTRACT                                     % OF CONTRACT
                                  NUMBER OF           POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
          RANGE OF             CONTRACTS AS OF      OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
       CONTRACT RATES            CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
       --------------            ------------          ------------         ------------------       ------------------
 0.00%   -  7.74% (1)                 34                     0.78%                $1,232,723                  1.26%
 7.75%   -  7.99%                     12                     0.27%                  $928,069                  0.95%
 8.00%   -  8.99%                    473                    10.80%               $21,525,548                 21.93%
 9.00%   -  9.99%                  1,207                    27.56%               $34,213,007                 34.86%
10.00%   -  10.99%                 1,184                    27.04%               $21,079,811                 21.48%
11.00%   -  11.99%                   680                    15.53%                $9,554,387                  9.74%
12.00%   -  12.99%                   481                    10.98%                $5,856,413                  5.97%
13.00%   -  13.99%                   225                     5.14%                $2,996,419                  3.05%
14.00%   -  14.99%                    62                     1.42%                  $597,542                  0.61%
15.00%   -  15.99%                    12                     0.27%                   $97,388                  0.10%
16.00%   -  16.99%                     8                     0.18%                   $53,921                  0.05%
17.00%   -  17.99%                     1                     0.02%                    $2,517                  0.00%
                                  -------                 ---------             -------------              ---------
                                   4,379                   100.00%               $98,137,744                100.00%
                                  =======                 =========             =============              ==========


(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.



                                                 RANGE OF REMAINING MATURITIES

                                                           % OF CONTRACT                             % OF CONTRACT
                                        NUMBER OF         POOL BY NUMBER     AGGREGATE PRINCIPAL   POOL BY PRINCIPAL
       RANGE OF REMAINING            CONTRACTS AS OF    OF CONTRACTS AS OF   BALANCE OUTSTANDING  BALANCE OUTSTANDING
      MATURITIES IN MONTHS            CUT-OFF DATE         CUT-OFF DATE      AS OF CUT-OFF DATE   AS OF CUT-OFF DATE
      --------------------            ------------         ------------      ------------------   ------------------
  0   -     12 months                       210                4.80%              $276,859                0.28%
 13   -     24 months                       190                4.34%              $670,098                0.68%
 25   -     36 months                       136                3.11%              $903,365                0.92%
 37   -     48 months                       774               17.68%            $6,438,740                6.56%
 49   -     60 months                       189                4.32%            $2,206,342                2.25%
 61   -     72 months                     1,062               24.25%           $13,479,887               13.74%
 73   -     84 months                       100                2.28%            $1,793,545                1.83%
 85   -     96 months                       234                5.34%            $7,556,027                7.70%
 97   -    108 months                     1,301               29.71%           $51,823,790               52.81%
109   -    120 months                       113                2.58%            $5,740,944                5.85%
121   -    132 months                        12                0.27%              $642,255                0.65%
133   -    144 months                         3                0.07%              $306,271                0.31%
145   -    156 months                         6                0.14%              $557,730                0.57%
157   -    168 months                        49                1.12%            $5,741,893                5.85%
                                        --------            ---------         -------------            ---------
                                          4,379              100.00%           $98,137,744              100.00%
                                        ========            =========         =============            =========


                                                         4




                                              COLLATERAL TYPE DISTRIBUTION

                                                % OF CONTRACT                                     % OF CONTRACT
                             NUMBER OF          POOL BY NUMBER       AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                          CONTRACTS AS OF     OF CONTRACTS AS OF     BALANCE OUTSTANDING       BALANCE OUTSTANDING
   COLLATERAL TYPE         CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
   ---------------         ------------          ------------         ------------------        ------------------
Motor Homes                    1,987                  45.38%             $70,305,523                   71.64%
Fifth Wheel                      944                  21.56%              14,985,359                   15.27%
Travel Trailer                 1,300                  29.69%              11,888,359                   12.11%
Other                            148                   3.38%                 958,504                    0.98%
                             --------              ----------           -------------                ----------
Total                          4,379                 100.00%             $98,137,744                  100.00%
                             ========              ==========           =============                ==========





                                                   DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                     % OF CONTRACT
                                 NUMBER OF         POOL BY NUMBER        AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                              CONTRACTS AS OF    OF CONTRACTS AS OF      BALANCE OUTSTANDING       BALANCE OUTSTANDING
    DELINQUENCY STATUS         CUT-OFF DATE         CUT-OFF DATE          AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
    ------------------         ------------         ------------          ------------------       ------------------
Current, including 1 to 29            3,820             87.23%                  $82,837,067                84.41%
days delinquent
30 to 59 days                           115              2.63%                    2,822,600                 2.88%
60 to 89 days                            52              1.19%                      864,156                 0.88%
90 to 119 days                           45              1.03%                      959,321                 0.98%
120 to 149 days                          26              0.59%                      589,036                 0.60%
150 to 179 days                          27              0.62%                      582,563                 0.59%
180+  days                              108              2.47%                    2,627,627                 2.68%
Repossession Status                     186              4.25%                    6,855,375                 6.99%
                                    --------          ---------                -------------             ----------
                                      4,379            100.00%                  $98,137,744               100.00%
                                    ========          =========                =============             ==========


                                                         5




                                         RANGE OF PRINCIPAL BALANCE OUTSTANDING

                              TOTAL                MINIMUM                MAXIMUM              AVERAGE
   PRINCIPAL              BALANCE AS OF         BALANCE AS OF          BALANCE AS OF        BALANCE AS OF
  BALANCE TYPE            CUT-OFF DATE          CUT-OFF DATE           CUT-OFF DATE         CUT-OFF DATE
  ------------            ------------          ------------           ------------         ------------
Original                  $144,542,116              $4,385               $476,568              $33,008
Current                    $98,137,744                  $0               $345,443              $22,411




                                          NEW VS. USED COLLATERAL DISTRIBUTION

                                          % OF CONTRACT                                       % OF CONTRACT
                     NUMBER OF            POOL BY NUMBER          AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                  CONTRACTS AS OF       OF CONTRACTS AS OF        BALANCE OUTSTANDING       BALANCE OUTSTANDING
NEW VS. USED        CUT-OFF DATE           CUT-OFF DATE            AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
------------        ------------           ------------            ------------------        ------------------
New                     2,692                   61.48%                $65,555,674                    66.80%
Used                    1,687                   38.52%                 32,582,070                    33.20%
                      --------              -----------              -------------                -----------
                        4,379                  100.00%                $98,137,744                   100.00%
                      ========              ===========              =============                ===========





                                                RANGE OF CREDIT SCORES

                                 MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
       SCORE TYPE              ORIGINATION DATE             ORIGINATION DATE             ORIGINATION DATE
       ----------              ----------------             ----------------             ----------------
FICO                                466                           819                          660
Custom                               80                           304                          190





                                   MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                                     MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
    DISTRIBUTION TYPE                CUT-OFF DATE                 CUT-OFF DATE                 CUT-OFF DATE
    -----------------                ------------                 ------------                 ------------
Contract Rate                              0.00%                        17.00%                      10.00%
Original Term                          60 months                    240 months                  172 months
Current Term                            0 months                    168 months                   95 months



                                                         6
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